UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     September 1, 2017

ASPECT FUTURESACCESS LLC
 (Exact name of registrant as specified in its charter)

Delaware	0-51085	20-1227650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
250 Vesey Street, 11th Floor
New York, NY 10281
 (Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:    (609) 274-5838

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)            Aspect FuturesAccess LLC (the “Registrant”) has been governed and operated pursuant to its Fifth Amended and Restated Limited Liability Company Operating Agreement dated as of November 30, 2012, as amended by an Amendment dated as of September 30, 2013 and an Amendment dated as of March 31, 2015 (the “Operating Agreement”).  Merrill Lynch Alternative Investments LLC is the sponsor and manager (the “Sponsor”) of the Registrant.  Capitalized terms used herein but not otherwise defined have the respective meanings set forth in the Operating Agreement.

 (1)            The Sponsor adopted an amendment to the Operating Agreement effective September 1, 2017 (the “Amendment”).   The Amendment and the Operating Agreement are being filed as exhibits.

(2)            The Amendment revised the Operating Agreement to: (i) provide that the Units may be issued in five Classes, rather than seven Classes; (ii) remove all references to Class DT and Class DS Units; (iii) clarify the Class I and Class D minimum investment requirements; and (iv) provide that the Class D Units will now be subject to a Sponsor’s Fee, payable in arrears equal to 1/12 of 0.75% of the aggregate Net Asset Value of the Class D Units.  The Amendment provides further that notwithstanding clause (iv), the Sponsor’s Fee with respect to the Class D Units shall only be payable if the Management Fee and Performance Fee rates applicable to the Class D Units are reduced as of September 1, 2017, such that the aggregate amount of the Sponsor’s Fee, Management Fee and Performance Fee applicable to the Class D Units, measured as a percentage of such Units’ Net Asset Value, is less than the aggregate amount of the Management Fee and Performance Fee, measured as a percentage of the Class D Units’ Net Asset Value applicable prior to September 1, 2017.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
3.02(i)	Amendment dated August 30, 2017 to the Fifth Amended and Restated Limited Liability Company Operating Agreement of Aspect FuturesAccess LLC.
3.02(ii)	Amendment dated March 31, 2015 to the Fifth Amended and Restated Limited Liability Company Operating Agreement of Aspect FuturesAccess LLC.
3.02(iii)	Amendment dated September 30, 2013 to the Fifth Amended and Restated Limited Liability Company Operating Agreement of Aspect FuturesAccess LLC.
3.02(iv)	Fifth Amended and Restated Limited Liability Company Operating Agreement of Aspect FuturesAccess LLC dated as of November 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPECT FUTURESACCESS LLC

By:	Merrill Lynch Alternative Investments LLC, its manager

By:	/s/ Barbra E. Kocsis
Name: Barbra E. Kocsis
Title: Chief Financial Officer

Date:  September 8, 2017